Exhibit 13.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mikheil Lomtadze, Chief Executive Officer of Joint Stock Company Kaspi.kz (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the annual report on Form 20-F of the Company for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: 10 March, 2025

By:	/s/ Mikheil Lomtadze
Name:	Mikheil Lomtadze
Title:	Chief Executive Officer (Principal Executive Officer)